UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2015

Genesee & Wyoming Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Avenue, Darien, Connecticut	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 202-8900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On December 11, 2015, Genesee & Wyoming Inc. (G&W) issued a press release that provided a fourth quarter 2015 business update, noting that metallic ores shipments in its Australian Operations were lower than expected due to the suspension of rail shipments from a customer manganese mine in November.

On December 15, 2015, OM Holdings Limited (ASX: OMH) (OM), the parent company to the manganese customer, announced that as a result of the ongoing and significant fall in the price of manganese it has temporarily suspended mining operations at its Bootu Creek Manganese Project (Bootu Creek) served by Genesee & Wyoming Inc.’s Australian subsidiary, GWA (North) Pty Limited (GWA). Year to date through October 2015, GWA carried 9,100 carloads of manganese ore from Bootu Creek, generating approximately A$18.6 million in freight revenues (or approximately US$13.6 million, at current exchange rates of approximately A$1.00 = US$0.73). As of October 31, 2015, GWA had a A$4.5 million receivable (US$3.3 million at current exchange rates) outstanding that it intends to collect from OM pursuant to a parent company guarantee incorporated in the rail freight contract. GWA does not expect to record additional revenue associated with Bootu Creek for the remainder of 2015. GWA will only record additional revenues if and when rail shipments recommence from the Bootu Creek mine.

The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time G&W makes the statements and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and G&W cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Readers are cautioned not to place undue reliance on the forward-looking statements included in this filing, which speak only as of the date hereof. G&W does not undertake to update any of these statements in light of new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.

Date: December 15, 2015	By:	/s/ Timothy J. Gallagher

		Name:	Timothy J. Gallagher
		Title:	Chief Financial Officer